Liquidity and Going Concern Issues	6 Months Ended
Jun. 30, 2012
Liquidity and Going Concern Issues [Abstract]
Liquidity and Going Concern Issues
4.  Liquidity and Going Concern Issues

For the six months ended June 30, 2012, the Company's cash used in operating activities was $1,636, cash used in investing activities was $3 for continued investment in our trademarks, and cash provided by financing activities was $3,038 related to the Visser MTA Agreement. As of June 30, 2012, the Company had a cash balance of $1,521.

Subsequent to quarter end, on July 2, 2012, the Company entered into the July 2012 Private Placement transaction whereby the Company issued $12 million of senior convertible notes that has a due date of September 1, 2013.  Monthly installment payments are due beginning On October 1, 2012 and the installment payments may be made in cash, shares of the Company's common stock, or a combination thereof (see Note 3).

On October 10, 2011, the Company issued a promissory note to SAGA in the principal amount of $1,712 due October 10, 2012 in relation to a settlement agreement the Company signed with SAGA on April 6, 2011.  On July 11, 2012, the Company paid $1,743 to SAGA and paid off all amounts owed under the SAGA promissory note (see Note 3).

On June 1, 2012, the Company entered into the Visser MTA Agreement, whereby under the financing component of the agreement, the Company issued and sold to Visser 30,000,000 shares of common stock at a purchase price of $0.10 per share resulting in proceeds of $3 million (see Note 3).

The Company anticipates that its current capital resources will be sufficient to fund its operations through the end of 2013 as a result of the foregoing proceeds from the Visser MTA Agreement and the July 2012 Private Placement.  However if the Company chooses to or is required to pay back the July 2012 Private Placement in cash as opposed to Company stock, our current capital resources may not be sufficient to fund operations through the end of 2013. The Company has a relatively limited history of producing bulk amorphous alloy components and products on a mass-production scale.  Furthermore, Visser's ability to produce the Company's products in desired quantities and at commercially reasonable prices is uncertain and is dependent on a variety of factors that are outside of its control, including the nature and design of the component, the customer's specifications, and required delivery timelines.  Such factors may require that the Company raise additional funds to support its operations during 2013.  If funding is insufficient at any time in the future, the Company may be required to alter or reduce the scope of its operations.